First Horizon Corporation Delivers Strong Third Quarter 2025 Results
Net Income Available to Common Shareholders of $254 Million with an EPS of $0.50, a $0.05 Increase from Prior Quarter; $263 Million or $0.51 on an Adjusted Basis, up $0.06 from Prior Quarter*

MEMPHIS, TN (October 15, 2025) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported third quarter net income available to common shareholders ("NIAC") of $254 million or earnings per share of $0.50, compared with second quarter 2025 NIAC of $233 million or earnings per share of $0.45. Third quarter 2025 results decreased by $9 million due to after-tax notable items compared with a $3 million increase in second quarter 2025. Excluding notable items, adjusted third quarter 2025 NIAC was $263 million or $0.51 per share compared to $229 million or $0.45 per share in second quarter 2025.

“We are pleased to report another strong quarter, a testament to the disciplined execution of our strategy and the expertise of our associates,” said Chairman, President and CEO Bryan Jordan. “First Horizon’s diversified business model and attractive geographic footprint position us well amid a changing environment. Our ongoing focus on safety and soundness, profitability, and growth enables us to meet our clients’ evolving needs with tailored solutions that create meaningful value."

Jordan continued, “Credit quality remains a strength, driven by prudent risk management and the dedicated efforts of our associates, who maintain high standards of service for our clients and communities. As economic conditions evolve, our adaptability and solid performance, supported by continued investments in technology and community partnerships, position First Horizon to deliver consistent returns and foster long-term growth for our shareholders.”

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	3Q25	2Q25	3Q24
Summary of Notable Items:
Deferred compensation adjustment	$—	$4	$—
FDIC special assessment (other noninterest expense)	2	1	2
Other notable expenses	(10)	—	(17)
Total notable items (pre-tax)	$(8)	$4	$(14)
Preferred Stock Dividend **	$(3)	$—	$—
Total notable items (after-tax)	$(9)	$3	$(11)
Numbers may not total due to rounding.
** 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

Third quarter pre-tax notable items included $2 million of expense credit for the FDIC special assessment and a $10 million impact related to Visa derivative valuation expenses. Third quarter after-tax notable items include $3 million of deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

*References to "adjusted" results exclude notable items and, along with return on tangible common equity, tangible book value per share, and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

Third Quarter 2025 versus Second Quarter 2025

Net interest income
Net interest income (FTE) increased $33 million to $678 million and net interest margin of 3.55% increased 15 basis points. NII increase was driven by average balance growth in higher yielding portfolios and cash basis income as well as increased accretion related to the Main Street Lending Program.

Noninterest income
Noninterest income increased $26 million to $215 million primarily driven by improvement in the counter-cyclical businesses; specifically, fixed income revenues increased $15 million and mortgage banking revenues increased $6 million driven by a $4.7 million pre-tax gain from a sale of mortgage servicing rights (MSRs) in the quarter.

Noninterest expense
Noninterest expense of $551 million increased $59 million from the prior quarter. Third quarter notable items included $2 million of expense credit for the FDIC special assessment and a $10 million expense tied to Visa derivative valuation expenses. Adjusted noninterest expense of $542 million increased $47 million, largely due to a $28 million increase in other noninterest expense, the largest component of which was a $20 million contribution to the First Horizon Foundation in the third quarter. Outside services increased by $8 million, which reflects project expenses in technology and risk. Additionally, increased incentives and commissions expenses of $6 million reflect fixed income revenue increases in the quarter.

Loans and leases
Average loan and lease balances of $62.8 billion represented a $236 million increase compared to the prior quarter, while period-end balances were $63.1 billion, decreasing $202 million from second quarter 2025. Loans to mortgage companies (LMC) declined $132 million at period end due to typical seasonality, while other C&I balances increased by $174 million. Loan yields of 6.06% increased 14 basis points driven by average balance increases in higher yield portfolios and accretion from the Main Street Lending Program referenced above.

Deposits
Average deposits of $65.9 billion increased $1.2 billion from second quarter 2025. Period-end deposits of $65.5 billion decreased $52 million, driven by a $652 million decrease in brokered deposits, partially offset by a $131 million increase in DDA balances. Interest-bearing deposit cost of 2.78% increased 2 basis points from the prior quarter, with a spot rate of approximately 2.68% at the end of the quarter.

Asset quality
Provision credit of $5 million versus expense of $30 million in the previous quarter. Net charge-offs were $26 million or 17 basis points, down from $34 million or 22 basis points in prior quarter. Nonperforming loans of $605 million increased $13 million, with a decrease in C&I offset by increases in commercial real estate. The ACL to loans ratio decreased from 1.42% in second quarter 2025 to 1.38%, driven by reductions in criticized and classified graded credits and favorable portfolio mix.

Capital
CET1 ratio of 11.0% was consistent with the second quarter 2025. NIAC growth and loan portfolio shrinkage in the quarter was offset by share repurchases totaling $190 million.

Income taxes
Third quarter 2025 effective and adjusted effective tax rates were 22.7%. Both the effective tax rate and adjusted effective tax rate for second quarter 2025 were 20.8%.

SUMMARY RESULTS
Quarterly, Unaudited

				3Q25 Change vs.
($s in millions, except per share and balance sheet data)	3Q25	2Q25	3Q24	2Q25			3Q24
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,081	$1,047	$1,123	$34		3%	$(42)		(4)%
Interest expense- taxable equivalent[1]	403	403	491	1		—	(88)		(18)
Net interest income- taxable equivalent	678	645	631	33		5	46		7
Less: Taxable-equivalent adjustment	3	4	4	—		(4)	—		(9)
Net interest income	674	641	627	33		5	47		7
Noninterest income	215	189	200	26		14	15		7
Total revenue	889	830	828	60		7	62		7
Noninterest expense	551	491	511	59		12	39		8
Pre-provision net revenue[3]	339	339	316	—		—	23		7
Provision for credit losses	(5)	30	35	(35)		(117)	(40)		(114)
Income before income taxes	344	309	281	35		11	63		22
Provision for income taxes	78	64	58	14		22	20		35
Net income	266	244	223	21		9	42		19
Net income attributable to noncontrolling interest	4	4	5	—		3	(1)		(15)
Net income attributable to controlling interest	262	240	218	21		9	43		20
Preferred stock dividends	8	8	5	—		—	3		52
Net income available to common shareholders	$254	$233	$213	$21		9%	$41		19%

Adjusted net income[4]	$272	$241	$234	$31		13%	$38		16%
Adjusted net income available to common shareholders[4]	$263	$229	$224	$33		15%	$38		17%
Common stock information
EPS	$0.50	$0.45	$0.40	$0.05		11%	$0.10		25%
Adjusted EPS[4]	$0.51	$0.45	$0.42	$0.06		13%	$0.09		21%
Diluted shares[8]	510	514	538	(3)		(1)%	(28)		(5)%
Key performance metrics
Net interest margin[6]	3.55%	3.40%	3.31%	15	bp		24	bp
Efficiency ratio	61.92	59.20	61.89	272	bp		3	bp
Adjusted efficiency ratio[4]	60.76	59.47	59.86	129	bp		90	bp
Effective income tax rate	22.69	20.78	20.58	191	bp		211	bp
Return on average assets	1.29	1.20	1.08	9	bp		21	bp
Adjusted return on average assets[4]	1.32	1.18	1.13	14	bp		19	bp
Return on average common equity (“ROCE")	11.7	11.1	10.1	60	bp		164	bp
Return on average tangible common equity (“ROTCE”)[4]	14.5	13.8	12.6	64	bp		189	bp
Adjusted ROTCE[4]	15.0	13.6	13.2	135	bp		176	bp
Noninterest income as a % of total revenue	24.16	22.73	24.06	143	bp		10	bp
Adjusted noninterest income as a % of total revenue[4]	24.07%	22.63%	23.95%	144	bp		12	bp
Balance Sheet (billions)
Average loans	$62.8	$62.6	$62.4	$0.2		—%	$0.4		1%
Average deposits	65.9	64.7	66.3	1.2		2	(0.3)		(1)
Average assets	82.0	82.0	82.4	0.1		—	(0.3)		—
Average common equity	$8.6	$8.4	$8.4	$0.2		2%	$0.2		2%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.38%	1.42%	1.44%	(4)	bp		(6)	bp
Nonperforming loan and leases ratio	0.96%	0.94%	0.92%	2	bp		4	bp
Net charge-off ratio	0.17%	0.22%	0.15%	(5)	bp		2	bp
Net charge-offs	$26	$34	$24	$(7)		(22)%	$2		10%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.0%	11.0%	11.2%	(2)	bp		(26)	bp
Tier 1	11.9	12.0	12.2	(13)	bp		(37)	bp
Total Capital	13.8	14.0	14.2	(17)	bp		(46)	bp
Tier 1 leverage	10.5%	10.6%	10.6%	(9)	bp		(18)	bp
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on October 15, 2025, by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 547397. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on October 15 until midnight CT on October 29, 2025. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 101579. A replay of the webcast will also be available on our website on October 15 and will be archived on the site for one year.

First Horizon Corporation (NYSE: FHN), with $83.2 billion in assets as of September 30, 2025, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q25 Change vs.
($s in millions, except per share data)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
						$	%	$	%
Interest income - taxable equivalent[1]	$1,081	$1,047	$1,017	$1,071	$1,123	$34	3%	$(42)	(4)%
Interest expense- taxable equivalent[1]	403	403	383	438	491	1	—	(88)	(18)
Net interest income- taxable equivalent	678	645	634	634	631	33	5	46	7
Less: Taxable-equivalent adjustment	3	4	3	4	4	—	(4)	—	(9)
Net interest income	674	641	631	630	627	33	5	47	7
Noninterest income:
Fixed income	57	42	49	49	47	15	36	11	23
Mortgage banking	15	10	8	8	9	6	59	6	70
Brokerage, trust, and insurance	39	39	38	41	39	1	1	—	—
Service charges and fees	57	55	52	53	59	2	4	(1)	(2)
Card and digital banking fees	19	19	18	19	19	(1)	(3)	(1)	(4)
Deferred compensation income[9]	8	8	(3)	1	6	1	10	2	42
Securities gains/(losses)	—	—	—	(91)	1	—	75	(1)	(81)
Other noninterest income	19	16	18	20	20	3	16	(1)	(7)
Total noninterest income	215	189	181	99	200	26	14	15	7
Total revenue	889	830	812	729	828	60	7	62	7
Noninterest expense:
Personnel expense:
Salaries and benefits	209	206	201	199	199	3	1	10	5
Incentives and commissions	79	73	81	76	76	6	9	3	4
Deferred compensation expense[9]	8	3	(3)	1	6	5	NM	2	25
Total personnel expense	296	282	279	276	282	14	5	14	5
Occupancy and equipment[2]	80	79	78	76	73	1	1	7	9
Outside services	79	71	63	72	74	8	12	5	6
Amortization of intangible assets	9	10	10	11	11	(1)	(8)	(2)	(18)
Other noninterest expense	87	50	58	74	71	37	75	16	22
Total noninterest expense	551	491	488	508	511	59	12	39	8
Pre-provision net revenue[3]	339	339	325	220	316	—	—	23	7
Provision for credit losses	(5)	30	40	10	35	(35)	(117)	(40)	(114)
Income before income taxes	344	309	285	210	281	35	11	63	22
Provision for income taxes	78	64	63	41	58	14	22	20	35
Net income	266	244	222	170	223	21	9	42	19
Net income attributable to noncontrolling interest	4	4	4	4	5	—	3	(1)	(15)
Net income attributable to controlling interest	262	240	218	165	218	21	9	43	20
Preferred stock dividends	8	8	5	8	5	—	—	3	52
Net income available to common shareholders	$254	$233	$213	$158	$213	$21	9%	$41	19%
Common Share Data
EPS	$0.50	$0.46	$0.41	$0.30	$0.40	$0.04	9%	$0.10	25%
Basic shares	505	508	517	528	534	(3)	(1)	(29)	(5)
Diluted EPS	$0.50	$0.45	$0.41	$0.29	$0.40	$0.05	11	$0.10	25
Diluted shares[8]	510	514	523	534	538	(3)	(1)%	(28)	(5)%

Effective tax rate	22.7%	20.8%	22.0%	19.3%	20.6%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						3Q25 Change vs.
($s in millions, except per share data)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
						$	%	$	%
Net interest income (FTE)[1]	$678	$645	$634	$634	$631	$33	5%	$46	7%
Adjusted noninterest income:
Fixed income	57	42	49	49	47	15	36	11	23
Mortgage banking	15	10	8	8	9	6	59	6	70
Brokerage, trust, and insurance	39	39	38	41	39	1	1	—	—
Service charges and fees	57	55	52	53	59	2	4	(1)	(2)
Card and digital banking fees	19	19	18	19	19	(1)	(3)	(1)	(4)
Deferred compensation income[9]	8	8	(3)	1	6	1	10	2	42
Adjusted securities gains/(losses)	—	—	—	—	1	—	75%	(1)	(81)%
Adjusted other noninterest income	19	16	18	20	20	3	16	(1)	(7)
Adjusted total noninterest income	$215	$189	$181	$190	$200	$26	14%	$15	7%
Total revenue (FTE)[1]	$893	$833	$816	$824	$832	$60	7%	$61	7%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$209	$206	$201	$199	$199	$3	1%	$10	5%
Adjusted Incentives and commissions	79	73	81	73	76	6	9	3	4
Deferred compensation expense[9]	8	7	(3)	1	6	1	22	2	25
Adjusted total personnel expense	296	286	279	274	281	10	4	14	5
Adjusted occupancy and equipment[2]	80	79	78	76	73	1	1	7	9
Adjusted outside services	79	71	63	71	73	8	12	6	8
Amortization of intangible assets	9	10	10	11	11	(1)	(8)	(2)	(18)
Adjusted other noninterest expense	79	50	52	74	59	28	56	20	35
Adjusted total noninterest expense	$542	$495	$482	$506	$497	$47	9%	$45	9%

Adjusted pre-provision net revenue[4]	$351	$338	$334	$318	$335	$13	4%	$16	5%

Provision for credit losses	$(5)	$30	$40	$10	$35	$(35)	(117)%	$(40)	(114)%

Adjusted net income available to common shareholders	$263	$229	$217	$228	$224	$33	15%	$38	17%

Adjusted Common Share Data
Adjusted diluted EPS	$0.51	$0.45	$0.42	$0.43	$0.42	$0.06	13%	$0.09	21%
Diluted shares[8]	510	514	523	534	538	(3)	(1)%	(28)	(5)%

Adjusted effective tax rate	22.7%	20.8%	22.0%	21.0%	20.8%
Adjusted ROTCE[4]	15.0%	13.6%	13.1%	13.3%	13.2%
Adjusted efficiency ratio[4]	60.8%	59.5%	59.1%	61.4%	59.9%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q25	2Q25	1Q25	4Q24	3Q24
Summary of Notable Items:
Loss on AFS portfolio restructuring	$—	$—	$—	$(91)	$—
Deferred compensation adjustment	—	4	—	—	—
FDIC special assessment (other noninterest expense)	2	1	(1)	1	2
Other notable expenses *	(10)	—	(5)	(3)	(17)
Total notable items (pre-tax)	$(8)	$4	$(6)	$(94)	$(14)
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$(3)	$—	$—	$—	$—
Numbers may not total due to rounding.
* 4Q24 and 3Q24 include $3 million and $2 million of restructuring expenses; 3Q25, 1Q25, and 3Q24 include $10 million, $5 million, and $15 million of Visa derivative valuation expenses
** 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($s in millions, except per share data)	3Q25	2Q25	1Q25	4Q24	3Q24
Impacts of Notable Items:
Noninterest income:
Securities (gains)/losses	$—	$—	$—	$91	$—
Total noninterest income	$—	$—	$—	$91	$—

Noninterest expense:
Personnel expenses:
Incentives and commissions	$—	$—	$—	$(2)	$—
Deferred compensation expense	—	4	—	—	—
Total personnel expenses	—	4	—	(2)	(1)
Outside services	—	—	—	(1)	(1)
Other noninterest expense	(8)	1	(6)	1	(13)
Total noninterest expense	$(8)	$4	$(6)	$(2)	$(14)
Income before income taxes	$8	$(4)	$6	$94	$14
Provision for income taxes	2	(1)	1	23	4
Preferred stock dividends *	(3)	—	—	—	—
Net income/(loss) available to common shareholders	$9	$(3)	$4	$71	$11
EPS impact of notable items	$0.01	$—	$0.01	$0.13	$0.02
Numbers may not total due to rounding.
* 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						3Q25 Change vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.55%	3.40%	3.42%	3.33%	3.31%	15	bp		24	bp
Return on average assets	1.29%	1.20%	1.11%	0.82%	1.08%	9	bp		21	bp
Adjusted return on average assets[4]	1.32%	1.18%	1.14%	1.17%	1.13%	14	bp		19	bp
Return on average common equity (“ROCE”)	11.74%	11.14%	10.30%	7.38%	10.10%	60	bp		164	bp
Return on average tangible common equity (“ROTCE”)[4]	14.49%	13.85%	12.81%	9.17%	12.60%	64	bp		189	bp
Adjusted ROTCE[4]	15.00%	13.65%	13.08%	13.27%	13.24%	135	bp		176	bp
Noninterest income as a % of total revenue	24.16%	22.73%	22.29%	23.20%	24.06%	143	bp		10	bp
Adjusted noninterest income as a % of total revenue[4]	24.07%	22.63%	22.20%	23.10%	23.95%	144	bp		12	bp
Efficiency ratio	61.92%	59.20%	60.06%	61.98%	61.89%	272	bp		3	bp
Adjusted efficiency ratio[4]	60.76%	59.47%	59.09%	61.43%	59.86%	129	bp		90	bp
Allowance for credit losses to loans and leases[4]	1.38%	1.42%	1.45%	1.43%	1.44%	(4)	bp		(6)	bp

CAPITAL DATA
CET1 capital ratio*	11.0%	11.0%	10.9%	11.2%	11.2%	(2)	bp		(26)	bp
Tier 1 capital ratio*	11.9%	12.0%	11.9%	12.2%	12.2%	(13)	bp		(37)	bp
Total capital ratio*	13.8%	14.0%	14.1%	14.2%	14.2%	(17)	bp		(46)	bp
Tier 1 leverage ratio*	10.5%	10.6%	10.5%	10.6%	10.6%	(9)	bp		(18)	bp
Risk-weighted assets (“RWA”) (billions)*	$72.0	$71.7	$70.8	$71.1	$71.5	$0.2		—%	$0.5		1%
Total equity to total assets	11.11%	11.28%	11.10%	11.09%	11.27%	(17)	bp		(16)	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.55%	8.58%	8.37%	8.37%	8.56%	(3)	bp		(1)	bp
Period-end shares outstanding (millions)[8]	500	509	507	524	532	(8)		(2)%	(32)		(6)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$17.19	$16.78	$16.40	$16.00	$16.15	$0.41		2%	$1.04		6%
Tangible book value per common share[4]	$13.94	$13.57	$13.17	$12.85	$13.02	$0.37		3%	$0.92		7%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.23%	96.47%	96.90%	95.40%	93.80%	(23)	bp		244	bp
Loans-to-deposit ratio (average balances)	95.24%	96.62%	95.57%	94.44%	94.19%	(137)	bp		105	bp
Full-time equivalent associates	7,341	7,255	7,190	7,158	7,186	86		1%	155		2%
*Current quarter is an estimate.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q25 Change vs.
(In millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$34,401	$34,359	$33,354	$33,428	$33,092	$42	—%	$1,310	4%
Commercial real estate	13,674	13,936	14,139	14,421	14,705	(261)	(2)	(1,031)	(7)
Total Commercial	48,076	48,295	47,493	47,849	47,797	(219)	—	279	1
Consumer real estate	14,403	14,368	14,089	14,047	13,961	36	—	443	3
Credit card and other[5]	579	597	633	670	688	(18)	(3)	(109)	(16)
Total Consumer	14,982	14,965	14,722	14,716	14,648	17	—	334	2
Loans and leases, net of unearned income	63,058	63,260	62,215	62,565	62,445	(202)	—	612	1
Loans held for sale	501	402	510	551	494	99	25	7	1
Investment securities	9,332	9,362	9,333	9,166	9,530	(31)	—	(198)	(2)
Trading securities	2,070	1,430	1,376	1,387	1,549	640	45	521	34
Interest-bearing deposits with banks	1,228	911	1,164	1,538	1,286	317	35	(58)	(4)
Federal funds sold and securities purchased under agreements to resell	774	527	728	631	1,008	247	47	(233)	(23)
Total interest earning assets	76,963	75,893	75,326	75,838	76,311	1,070	1	652	1
Cash and due from banks	912	988	915	906	1,028	(76)	(8)	(116)	(11)
Goodwill and other intangible assets, net	1,624	1,633	1,643	1,653	1,663	(9)	(1)	(39)	(2)
Premises and equipment, net	553	561	569	574	572	(8)	(1)	(18)	(3)
Allowance for loan and lease losses	(777)	(814)	(822)	(815)	(823)	37	5	46	6
Other assets	3,916	3,823	3,861	3,996	3,883	94	2	33	1
Total assets	$83,192	$82,084	$81,491	$82,152	$82,635	$1,109	1%	$558	1%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,365	$25,939	$26,242	$26,695	$26,634	$426	2%	$(269)	(1)%
Time deposits	6,201	7,270	5,918	6,613	8,326	(1,069)	(15)	(2,125)	(26)
Other interest-bearing deposits	16,936	16,477	16,213	16,252	15,403	460	3	1,533	10
Total interest-bearing deposits	49,502	49,685	48,373	49,560	50,363	(183)	—	(861)	(2)
Trading liabilities	662	469	670	550	767	192	41	(106)	(14)
Federal funds purchased and securities sold under agreements to repurchase	2,675	3,201	2,572	2,355	1,910	(525)	(16)	765	40
Short-term borrowings	1,596	260	1,223	1,045	675	1,336	NM	921	137
Term borrowings	1,328	1,342	1,691	1,195	1,202	(14)	(1)	126	10
Total interest-bearing liabilities	55,763	54,957	54,529	54,705	54,918	806	1	845	2
Noninterest-bearing deposits	16,023	15,892	15,835	16,021	16,212	131	1	(189)	(1)
Other liabilities	2,163	1,978	2,084	2,315	2,189	185	9	(26)	(1)
Total liabilities	73,948	72,826	72,447	73,041	73,318	1,122	2	630	1
Shareholders' Equity:
Preferred stock	349	426	426	426	426	(77)	(18)	(77)	(18)
Common stock	313	318	317	328	333	(5)	(2)	(20)	(6)
Capital surplus	4,288	4,459	4,472	4,809	4,947	(171)	(4)	(659)	(13)
Retained earnings	4,848	4,671	4,516	4,382	4,304	177	4	544	13
Accumulated other comprehensive loss, net	(849)	(912)	(983)	(1,128)	(989)	63	7	140	14
Combined shareholders' equity	8,949	8,962	8,749	8,816	9,021	(13)	—	(72)	(1)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,244	9,257	9,044	9,111	9,316	(13)	—	(72)	(1)
Total liabilities and shareholders' equity	$83,192	$82,084	$81,491	$82,152	$82,635	$1,109	1%	$558	1%
Memo:
Total deposits	$65,525	$65,576	$64,208	$65,581	$66,575	$(52)	—%	$(1,050)	(2)%
Loans to mortgage companies	$3,926	$4,058	$3,369	$3,471	$3,244	$(132)	(3)%	$682	21%
Unfunded Loan Commitments:
Commercial	$18,485	$17,784	$17,974	$17,863	$18,180	$702	4%	$305	2%
Consumer	$4,036	$4,153	$4,190	$4,203	$4,281	$(117)	(3)%	$(245)	(6)%
Numbers may not total due to rounding. See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q25 Change vs.
(In millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$34,011	$33,634	$32,632	$33,107	$33,074	$377	1%	$938	3%
Commercial real estate	13,772	14,070	14,318	14,601	14,684	(298)	(2)	(912)	(6)
Total Commercial	47,784	47,704	46,951	47,709	47,758	79	—	26	—
Consumer real estate	14,409	14,224	14,046	14,008	13,935	185	1	474	3
Credit card and other[5]	594	623	649	701	720	(28)	(5)	(125)	(17)
Total Consumer	15,004	14,847	14,694	14,709	14,654	157	1	349	2
Loans and leases, net of unearned income	62,787	62,551	61,645	62,418	62,413	236	—	375	1
Loans held-for-sale	454	501	519	482	491	(47)	(9)	(37)	(7)
Investment securities	9,321	9,330	9,209	9,295	9,400	(10)	—	(80)	(1)
Trading securities	1,625	1,609	1,442	1,515	1,469	16	1	156	11
Interest-bearing deposits with banks	1,272	1,259	1,265	1,438	1,741	12	1	(470)	(27)
Federal funds sold and securities purchased under agreements to resell	573	636	713	594	607	(63)	(10)	(33)	(5)
Total interest earning assets	76,032	75,887	74,793	75,742	76,121	145	—	(89)	—
Cash and due from banks	860	864	886	911	905	(4)	—	(44)	(5)
Goodwill and other intangible assets, net	1,628	1,638	1,648	1,658	1,669	(9)	(1)	(40)	(2)
Premises and equipment, net	556	565	570	571	578	(9)	(2)	(21)	(4)
Allowances for loan and lease losses	(809)	(828)	(827)	(821)	(827)	18	2	18	2
Other assets	3,781	3,831	3,896	3,889	3,921	(50)	(1)	(140)	(4)
Total assets	$82,049	$81,958	$80,965	$81,950	$82,366	$91	—%	$(318)	—%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,326	$25,899	$26,544	$26,836	$26,062	$427	2%	$263	1%
Time deposits	6,871	6,630	6,329	7,407	8,167	241	4	(1,296)	(16)
Other interest-bearing deposits	16,866	16,362	16,096	15,726	15,923	503	3	942	6
Total interest-bearing deposits	50,063	48,891	48,970	49,969	50,153	1,171	2	(90)	—
Trading liabilities	549	613	692	578	576	(64)	(10)	(27)	(5)
Federal funds purchased and securities sold under agreements to repurchase	2,631	2,692	2,479	2,205	2,132	(60)	(2)	500	23
Short-term borrowings	387	1,208	681	441	884	(821)	(68)	(497)	(56)
Term borrowings	1,335	1,556	1,332	1,206	1,188	(221)	(14)	148	12
Total interest-bearing liabilities	54,965	54,960	54,154	54,398	54,931	5	—	34	—
Noninterest-bearing deposits	15,862	15,851	15,535	16,123	16,111	10	—	(249)	(2)
Other liabilities	1,999	2,050	2,165	2,213	2,196	(51)	(2)	(198)	(9)
Total liabilities	72,825	72,861	71,854	72,735	73,238	(36)	—	(413)	(1)
Shareholders' Equity:
Preferred stock	350	426	426	426	426	(77)	(18)	(77)	(18)
Common stock	316	318	323	330	334	(2)	(1)	(18)	(6)
Capital surplus	4,379	4,464	4,664	4,881	4,973	(85)	(2)	(594)	(12)
Retained earnings	4,798	4,562	4,468	4,382	4,254	236	5	544	13
Accumulated other comprehensive loss, net	(913)	(967)	(1,066)	(1,099)	(1,154)	54	6	240	21
Combined shareholders' equity	8,928	8,802	8,816	8,920	8,833	126	1	95	1
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,224	9,097	9,111	9,216	9,128	126	1	95	1
Total liabilities and shareholders' equity	$82,049	$81,958	$80,965	$81,950	$82,366	$91	—%	$(318)	—%
Memo:
Total deposits	$65,924	$64,742	$64,504	$66,092	$66,263	$1,182	2%	$(339)	(1)%
Loans to mortgage companies	$3,628	$3,533	$2,819	$3,283	$2,875	$96	3%	$754	26%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											3Q25 Change vs.
	3Q25		2Q25		1Q25		4Q24		3Q24		2Q25			3Q24
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$767	6.37%	$738	6.21%	$715	6.18%	$771	6.43%	$813	6.78%	$29		4%	$(46)		(6)%
Consumer	191	5.07	186	4.99	182	4.96	183	4.97	186	5.05	5		3	5		3
Loans and leases, net of unearned income	957	6.06	924	5.92	897	5.89	954	6.09	999	6.37	34		4	(41)		(4)
Loans held-for-sale	8	6.86	8	6.76	9	7.09	9	7.38	10	7.77	(1)		(8)	(2)		(18)
Investment securities	72	3.09	71	3.06	69	3.02	62	2.69	61	2.58	1		1	11		19
Trading securities	24	5.81	23	5.72	20	5.57	22	5.74	22	6.05	1		2	1		6
Interest-bearing deposits with banks	14	4.41	14	4.45	14	4.44	17	4.77	24	5.40	—		1	(10)		(40)
Federal funds sold and securities purchased under agreements	6	4.20	7	4.24	7	4.24	7	4.46	8	5.23	(1)		(10)	(2)		(24)
Interest income	$1,081	5.65%	$1,047	5.53%	$1,017	5.50%	$1,071	5.63%	$1,123	5.88%	$34		3%	$(42)		(4)%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$184	2.78%	$177	2.73%	$175	2.67%	$210	3.11%	$225	3.43%	$8		4%	$(41)		(18)%
Time deposits	64	3.71	64	3.88	62	4.00	81	4.35	95	4.63	—		—	(31)		(32)
Other interest-bearing deposits	102	2.41	96	2.36	92	2.31	99	2.49	114	2.85	6		6	(12)		(10)
Total interest-bearing deposits	351	2.78	337	2.76	329	2.72	389	3.10	434	3.44	14		4	(83)		(19)
Trading liabilities	5	3.93	6	4.07	7	4.29	6	4.01	6	4.13	(1)		(13)	(1)		(9)
Federal funds purchased and securities sold under agreements to repurchase	23	3.52	24	3.61	21	3.47	21	3.72	23	4.20	(1)		(3)	1		4
Short-term borrowings	4	4.39	13	4.47	7	4.40	5	4.75	12	5.52	(9)		(68)	(8)		(65)
Term borrowings	19	5.82	22	5.60	18	5.41	17	5.52	17	5.64	(2)		(11)	3		16
Interest expense	403	2.91	403	2.94	383	2.87	438	3.20	491	3.56	1		—	(88)		(18)
Net interest income - tax equivalent basis	678	2.74	645	2.59	634	2.63	634	2.43	631	2.32	33		5	46		7
Fully taxable equivalent adjustment	(3)	0.81	(4)	0.81	(3)	0.79	(4)	0.90	(4)	0.99	—		4	—		9
Net interest income	$674	3.55%	$641	3.40%	$631	3.42%	$630	3.33%	$627	3.31%	$33		5%	$47		7%

Memo:
Total loan yield		6.06%		5.92%		5.89%		6.09%		6.37%	14	bp		(31)	bp
Total deposit cost		2.11%		2.09%		2.07%		2.34%		2.61%	2	bp		(50)	bp
Total funding cost		2.26%		2.28%		2.23%		2.47%		2.75%	(2)	bp		(49)	bp
Average loans and leases, net of unearned income	$62,787		$62,551		$61,645		$62,418		$62,413		$236		—%	$375		1%
Average deposits	65,924		64,742		64,504		66,092		66,263		1,182		2%	(339)		(1)%
Average funded liabilities	70,827		70,811		69,689		70,521		71,042		$15		—%	$(215)		—%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q25 change vs.
(In millions, except ratio data)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$211	$224	$195	$173	$190	$(14)	(6)%	$21	11%
Commercial real estate	254	236	284	294	259	18	8	(4)	(2)
Consumer real estate	139	131	129	133	128	8	6	11	8
Credit card and other[5]	1	1	1	2	1	—	15	—	3
Total nonperforming loans and leases	$605	$593	$609	$602	$578	$13	2%	$28	5%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.61%	0.65%	0.58%	0.52%	0.57%
Commercial real estate	1.86	1.70	2.01	2.04	1.76
Consumer real estate	0.96	0.91	0.92	0.95	0.92
Credit card and other[5]	0.25	0.21	0.19	0.23	0.20
Total nonperforming loans and leases to loans and leases	0.96%	0.94%	0.98%	0.96%	0.92%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q25 change vs.
(In millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$1	$—	2%	$—	16%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	6	6	7	19	13	—	(5)	(7)	(55)
Credit card and other[5]	2	1	—	1	3	—	38	(1)	(36)
Total loans and leases 90 days or more past due and accruing	$9	$8	$8	$21	$17	$—	5%	$(8)	(49)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					3Q25 change vs.
(In millions, except ratio data)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$25	$28	$34	$13	$12	$(3)	(10)%	$12	99%
Commercial real estate	3	8	3	9	15	(4)	(56)	(12)	(78)
Consumer real estate	1	2	—	1	1	(1)	(51)	—	38
Credit card and other[5]	6	6	4	6	5	1	11	2	32
Total gross charge-offs	$36	$43	$41	$29	$33	$(7)	(17)%	$2	7%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(6)	$(6)	$(6)	$(12)	$(4)	$—	(5)%	$(2)	(43)%
Commercial real estate	—	—	(3)	—	(1)	—	NM	1	75
Consumer real estate	(1)	(2)	(1)	(2)	(3)	—	5	1	41
Credit card and other[5]	(1)	(2)	(1)	(1)	(1)	1	35	—	22
Total gross recoveries	$(9)	$(9)	$(12)	$(15)	$(9)	$—	—%	$—	—%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$19	$22	$28	$1	$8	$(3)	(14)%	$10	NM
Commercial real estate	3	8	(1)	9	14	(5)	(59)	(11)	(78)
Consumer real estate	(1)	—	(1)	(2)	(2)	(1)	NM	1	67
Credit card and other[5]	5	4	3	5	3	1	29	2	53
Total net charge-offs	$26	$34	$29	$13	$24	$(7)	(22)%	$2	10%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.22%	0.26%	0.35%	0.01%	0.10%
Commercial real estate	0.09	0.22	(0.02)	0.25	0.39
Consumer real estate	(0.02)	—	(0.02)	(0.05)	(0.05)
Credit card and other[5]	3.54	2.64	1.60	2.78	1.92
Total loans and leases	0.17%	0.22%	0.19%	0.08%	0.15%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q25 Change vs.
(In millions)	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$814	$822	$815	$823	$821	$(8)	(1)%	$(7)	(1)%
Charge-offs:
Commercial, financial, and industrial (C&I)	(25)	(28)	(34)	(13)	(12)	3	10	(12)	(99)
Commercial real estate	(3)	(8)	(3)	(9)	(15)	4	56	12	78
Consumer real estate	(1)	(2)	—	(1)	(1)	1	51	—	(38)
Credit card and other[5]	(6)	(6)	(4)	(6)	(5)	(1)	(11)	(2)	(32)
Total charge-offs	(36)	(43)	(41)	(29)	(33)	7	17	(2)	(7)
Recoveries:
Commercial, financial, and industrial (C&I)	6	6	6	12	4	—	5	2	43
Commercial real estate	—	—	3	—	1	—	NM	(1)	(75)
Consumer real estate	1	2	1	2	3	—	(5)	(1)	(41)
Credit card and other[5]	1	2	1	1	1	(1)	(35)	—	(22)
Total Recoveries	9	9	12	15	9	—	—	—	—
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	5	23	28	(5)	15	(18)	(77)	(10)	(66)
Commercial real estate	(5)	(5)	(2)	18	11	(1)	(12)	(16)	NM
Consumer real estate	(15)	4	8	(10)	(3)	(19)	NM	(12)	NM
Credit card and other[5]	4	3	2	4	2	1	23	2	79
Total provision for loan and lease losses:	(11)	26	36	6	26	(37)	NM	(37)	NM
Allowance for loan and lease losses - ending	$777	$814	$822	$815	$823	$(37)	(5)%	$(46)	(6)%

Reserve for unfunded commitments - beginning	$87	$83	$79	$75	$66	$4	5%	$21	32%
Provision for unfunded commitments	6	4	4	4	9	2	50	(3)	(33)
Reserve for unfunded commitments - ending	$93	$87	$83	$79	$75	$6	7%	$18	24%
Total allowance for credit losses- ending	$870	$901	$905	$894	$897	$(31)	(3)%	$(28)	(3)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q25	2Q25	1Q25	4Q24	3Q24

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.97%	1.01%	1.04%	1.03%	1.06%
Commercial real estate	1.49%	1.53%	1.59%	1.57%	1.48%
Consumer real estate	1.52%	1.63%	1.63%	1.57%	1.65%
Credit card and other[5]	3.42%	3.50%	3.41%	3.28%	3.39%
Total allowance for loans and lease losses to loans and leases	1.23%	1.29%	1.32%	1.30%	1.32%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	158%	155%	178%	199%	185%
Commercial real estate	80%	90%	79%	77%	84%
Consumer real estate	158%	179%	178%	167%	180%
Credit card and other[5]	1,380%	1,684%	1,752%	1,438%	1,672%
Total allowance for loans and lease losses to nonperforming loans and leases	128%	137%	135%	136%	142%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.38%	1.42%	1.45%	1.43%	1.44%
Total allowance for credit losses to nonperforming loans and leases[4]	144%	152%	148%	149%	155%
See footnote disclosures on page 19 and glossary of terms on page 25.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						3Q25 Change vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$660	$634	$624	$635	$634	$26		4%	$26		4%
Noninterest income	117	113	110	116	119	3		3	(2)		(2)
Total revenue	777	747	734	751	754	30		4	23		3
Noninterest expense	365	354	344	361	352	11		3	14		4
Pre-provision net revenue[3]	411	393	390	390	402	19		5	9		2
Provision for credit losses	2	13	38	15	42	(12)		(88)	(41)		(96)
Income before income tax expense	410	380	352	375	359	30		8	50		14
Income tax expense	98	90	84	89	85	8		8	13		15
Net income	$312	$289	$268	$286	$274	$23		8%	$38		14%

Average Balances (billions)
Total loans and leases	$56.4	$56.3	$56.2	$56.5	$56.9	$0.1		—%	$(0.5)		(1)%
Interest-earning assets	56.4	56.3	56.2	56.5	56.9	0.1		—	(0.5)		(1)
Total assets	58.8	58.7	58.7	59.1	59.5	0.1		—	(0.7)		(1)
Total deposits	59.1	58.9	59.1	59.9	59.7	0.3		—	(0.5)		(1)

Key Metrics
Net interest margin[6]	4.67%	4.53%	4.52%	4.49%	4.46%	14	bp		21	bp
Efficiency ratio	47.05%	47.43%	46.85%	48.13%	46.67%	(38)	bp		38	bp
Loans-to-deposits ratio (period-end balances)	94.56%	95.33%	94.28%	94.14%	94.41%	(77)	bp		15	bp
Loans-to-deposits ratio (average-end balances)	95.30%	95.59%	94.99%	94.30%	95.26%	(29)	bp		4	bp
Return on average assets (annualized)	2.10%	1.98%	1.85%	1.92%	1.83%	12	bp		27	bp
Return on allocated equity[7]	25.14%	23.03%	21.50%	22.38%	21.59%	211	bp		355	bp
Financial center locations	413	414	414	416	416	(1)			(3)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						3Q25 Change vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$60	$57	$50	$54	$52	$3		6%	$9		17%
Noninterest income	74	53	59	58	57	20		38	17		31
Total revenue	134	111	109	112	108	24		21	26		24
Noninterest expense	83	76	76	76	75	8		10	8		11
Pre-provision net revenue[3]	51	35	33	36	33	16		46	18		56
Provision for credit losses	(1)	6	3	1	(7)	(6)		(109)	6		93
Income before income tax expense	52	29	30	35	40	22		76	12		30
Income tax expense	12	7	7	8	10	5		77	3		30
Net income	$39	$22	$23	$27	$30	$17		75%	$9		29%

Average Balances (billions)
Total loans and leases	$6.0	$5.8	$5.0	$5.5	$5.1	$0.1		3%	$0.9		17%
Interest-earning assets	8.7	8.6	7.8	8.2	7.7	—		—	0.9		12
Total assets	9.4	9.3	8.5	8.9	8.4	—		1	0.9		11
Total deposits	2.2	2.1	2.0	2.0	1.9	0.1		5	0.3		16

Key Metrics
Fixed income product average daily revenue (thousands)	$771	$550	$586	$659	$593	$221		40%	$178		30%
Net interest margin[6]	2.78%	2.67%	2.59%	2.64%	2.67%	11	bp		11	bp
Efficiency ratio	61.93%	68.29%	69.58%	67.65%	69.60%	(636)	bp		(768)	bp
Loans-to-deposits ratio (period-end balances)	319%	312%	288%	305%	281%	735	bp		3,817	bp
Loans-to-deposits ratio (average-end balances)	276%	282%	252%	278%	273%	(669)	bp		272	bp
Return on average assets (annualized)	1.66%	0.96%	1.08%	1.19%	1.43%	70	bp		24	bp
Return on allocated equity[7]	27.16%	15.96%	16.56%	18.99%	21.36%	1,120	bp		580	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						3Q25 Change vs.
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(46)	$(50)	$(42)	$(59)	$(59)	$4	7%	$12	21%
Noninterest income	25	22	12	(75)	25	3	12	—	—
Total revenues	(22)	(28)	(30)	(134)	(34)	6	23	12	37
Noninterest expense	102	61	68	71	84	41	67	18	21
Pre-provision net revenue[3]	(124)	(89)	(98)	(205)	(118)	(34)	(38)	(5)	(4)
Provision for credit losses	(6)	11	(1)	(6)	—	(17)	NM	(6)	NM
Income before income tax expense	(118)	(100)	(97)	(199)	(118)	(17)	(17)	1	—
Income tax expense (benefit)	(32)	(33)	(28)	(57)	(37)	1	3	5	12
Net income/(loss)	$(85)	$(67)	$(69)	$(143)	$(81)	$(18)	(27)%	$(4)	(5)%

Average Balance Sheet (billions)
Interest bearing assets	$11.0	$11.0	$10.8	$11.1	$11.5	$—	—%	$(0.5)	(5)%
Total assets	13.9	13.9	13.8	14.0	14.4	—	—	(0.6)	(4)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $154 million of commercial credit card balances at September 30, 2025.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q25 decrease driven by equity market valuations.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	3Q25	2Q25	1Q25	4Q24	3Q24

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,244	$9,257	$9,044	$9,111	$9,316
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	349	426	426	426	426
(B) Total common equity	$8,600	$8,536	$8,322	$8,389	$8,595
Less: Intangible assets (GAAP) (b)	1,624	1,633	1,643	1,653	1,663
(C) Tangible common equity (Non-GAAP)	$6,976	$6,903	$6,680	$6,737	$6,931

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$83,192	$82,084	$81,491	$82,152	$82,635
Less: Intangible assets (GAAP) (b)	1,624	1,633	1,643	1,653	1,663
(E) Tangible assets (Non-GAAP)	$81,568	$80,451	$79,849	$80,499	$80,971

Period-end Shares Outstanding
(F) Period-end shares outstanding	500	509	507	524	532

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.11%	11.28%	11.10%	11.09%	11.27%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.55%	8.58%	8.37%	8.37%	8.56%
(B)/(F) Book value per common share (GAAP)	$17.19	$16.78	$16.40	$16.00	$16.15
(C)/(F) Tangible book value per common share (Non-GAAP)	$13.94	$13.57	$13.17	$12.85	$13.02
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		3Q25	2Q25	1Q25	4Q24	3Q24

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$254	$233	$213	$158	$213
Plus Total notable items (after-tax) (Non-GAAP) (a)		$9	$(3)	$4	$71	$11
Adjusted net income available to common shareholders (Non-GAAP)	b	$263	$229	$217	$228	$224

Diluted Shares (GAAP)[8]	c	510	514	523	534	538

Diluted EPS (GAAP)	a/c	$0.50	$0.45	$0.41	$0.29	$0.40
Adjusted diluted EPS (Non-GAAP)	b/c	$0.51	$0.45	$0.42	$0.43	$0.42

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$266	$244	$222	$170	$223
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$6	$(3)	$4	$71	$11
Adjusted NI (Non-GAAP)		$272	$241	$227	$240	$234

NI (annualized) (GAAP)	d	$1,055	$980	$901	$675	$889
Adjusted NI (annualized) (Non-GAAP)	e	$1,079	$967	$919	$956	$932

Average assets (GAAP)	f	$82,049	$81,958	$80,965	$81,950	$82,366

ROA (GAAP)	d/f	1.29%	1.20%	1.11%	0.82%	1.08%
Adjusted ROA (Non-GAAP)	e/f	1.32%	1.18%	1.14%	1.17%	1.13%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$1,007	$933	$864	$627	$849
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,042	$919	$882	$907	$892

Average Common Equity (GAAP)	i	$8,579	$8,376	$8,389	$8,494	$8,407
Intangible Assets (GAAP) (b)		1,628	1,638	1,648	1,658	1,669
Average Tangible Common Equity (Non-GAAP)	j	$6,950	$6,738	$6,742	$6,836	$6,738

ROCE (GAAP)	g/i	11.74%	11.14%	10.30%	7.38%	10.10%
ROTCE (Non-GAAP)	g/j	14.49%	13.85%	12.81%	9.17%	12.60%
Adjusted ROTCE (Non-GAAP)	h/j	15.00%	13.65%	13.08%	13.27%	13.24%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		3Q25	2Q25	1Q25	4Q24	3Q24

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$215	$189	$181	$99	$200
Plus notable items (pretax) (GAAP) (a)		—	—	—	91	—
Adjusted noninterest income (Non-GAAP)	l	$215	$189	$181	$190	$200

Revenue (GAAP)	m	$889	$830	$812	$729	$828
Taxable-equivalent adjustment		3	4	3	4	4
Revenue- Taxable-equivalent (Non-GAAP)		893	833	816	732	832
Plus notable items (pretax) (GAAP) (a)		—	—	—	91	—
Adjusted revenue (Non-GAAP)	n	$893	$833	$816	$824	$832

Securities gains/(losses) (GAAP)	o	$—	$—	$—	$(91)	$1

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	24.16%	22.73%	22.29%	23.20%	24.06%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	24.07%	22.63%	22.20%	23.10%	23.95%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$551	$491	$488	$508	$511
Plus notable items (pretax) (GAAP) (a)		$(8)	$4	$(6)	$(2)	$(14)
Adjusted noninterest expense (Non-GAAP)	q	$542	$495	$482	$506	$497

Revenue (GAAP)	r	$889	$830	$812	$729	$828
Taxable-equivalent adjustment		3	4	3	4	4
Revenue- Taxable-equivalent (Non-GAAP)		893	833	816	732	832
Plus notable items (pretax) (GAAP) (a)		—	—	—	91	—
Adjusted revenue (Non-GAAP)	s	$893	$833	$816	$824	$832

Securities gains/(losses) (GAAP)	t	$—	$—	$—	$(91)	$1

Efficiency ratio (GAAP)	p/ (r-t)	61.92%	59.20%	60.06%	61.98%	61.89%
Adjusted efficiency ratio (Non-GAAP)	q/s	60.76%	59.47%	59.09%	61.43%	59.86%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	3Q25	2Q25	3Q25 vs. 3Q24		3Q25	2Q25	3Q25 vs. 3Q24
Loans excluding LMC
Total Loans (GAAP)	$63,058	$63,260	$(202)	—%	$62,787	$62,551	$236	—%
LMC (GAAP)	3,926	4,058	(132)	(3)%	3,628	3,533	96	3%
Total Loans excl. LMC (Non-GAAP)	59,131	59,201	(70)	—%	59,159	59,019	140	—%
Total Consumer (GAAP)	14,982	14,965	17	—%	15,004	14,847	157	1%
Total Commercial excl. LMC (Non-GAAP)	44,149	44,237	(87)	—%	44,156	44,172	(16)	—%
Total CRE (GAAP)	13,674	13,936	(261)	(2)%	13,772	14,070	(298)	(2)%
Total C&I excl. LMC (Non-GAAP)	$30,475	$30,301	$174	1%	$30,383	$30,102	281	1%
Numbers may not total due to rounding.

		3Q25	2Q25	1Q25	4Q24	3Q24
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$777	$814	$822	$815	$823
Reserve for unfunded commitments (GAAP)		93	87	83	79	75
Allowance for credit losses (Non-GAAP)	B	$870	$901	$905	$894	$897

Loans and leases (GAAP)	C	$63,058	$63,260	$62,215	$62,565	$62,445
Nonaccrual loans and leases (GAAP)	D	$605	$593	$609	$602	$578

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.23%	1.29%	1.32%	1.30%	1.32%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.38%	1.42%	1.45%	1.43%	1.44%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	128%	137%	135%	136%	142%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	144%	152%	148%	149%	155%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	3Q25	2Q25	1Q25	4Q24	3Q24
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$344	$309	$285	$210	$281
Plus notable items (pretax) (GAAP) (a)	8	(4)	6	94	14
Adjusted Pre-tax income (non-GAAP)	$352	$304	$290	$304	$296
Plus provision expense (GAAP)	(5)	30	40	10	35
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$347	$334	$330	$314	$331
Taxable-equivalent adjustment	3	4	3	4	4
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$351	$338	$334	$318	$335
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

	3Q25	2Q25	1Q25	4Q24	3Q24
Adjusted personnel expense excluding deferred compensation expense
Personnel expense (GAAP)	$296	$282	$279	$276	$282
Plus notable items (pretax) (GAAP) (a)	—	4	—	(2)	(1)
Adjusted personnel expense (non-GAAP)	$296	$286	$279	$274	$281
Less adjusted deferred compensation expense (GAAP)	8	7	(3)	1	6
Adjusted personnel expense excluding deferred compensation expense (non-GAAP)	$288	$279	$282	$272	$275
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.